Loan to third party	12 Months Ended
Dec. 31, 2022
Loan To Third Party
Loan to third party

Note 12 – Loan to third party

In November 20, 2020, the Company’s subsidiary, UGI has entered into a loan agreement with PT total Prima Indonesia (“PT”), an unrelated third party. Upon execution of the loan agreement and supplemental agreement, PT may borrow up to approximately $0.7 million (SGD 1,000,000) from UGI for a period of three years with 9.00% annual interest rate. The loan shall be due and payable, including all disbursed loan amount and accrued interest, on the maturity date. As of December 31, 2022 and 2021, the Company had provided a total of $608,683 (SGD 816,000) and $352,959 (SGD 476,000) of loan to PT, respectively, and had $62,766 (SGD 84,144) and $19,003 (SGD 25,627) of interest receivable balance, respectively. However, the Company determined its unlikely to recover such loan to third party upon expiration of the loan contract due to PT was no longer in business, therefore, the company had recorded a fully allowance against and wrote off the remaining balance of loan to third party as of December 31, 2022.

For the years ended December 31, 2022 and 2021, the Company has recognized nil and $19,071 of interest income from loan to third party, respectively.